POWER OF ATTORNEY

The undersigned Trustee of Ultimus Managers Trust, an Ohio business trust, hereby constitutes and appoints Frank L. Newbauer, Bo J. Howell, Tina H. Bloom, Wade R. Bridge, Thomas W. Steed III, Andrew B. Sachs, and Caroline M. Richardson, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of January, 2016.

/s/ Janine L. Cohen
Janine L. Cohen

POWER OF ATTORNEY

The undersigned Trustee of Ultimus Managers Trust, an Ohio business trust, hereby constitutes and appoints Frank L. Newbauer, Bo J. Howell, Tina H. Bloom, Wade R. Bridge, Thomas W. Steed III, Andrew B. Sachs, and Caroline M. Richardson, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of January, 2016.

/s/ John J. Discepoli
John J. Discepoli

POWER OF ATTORNEY

The undersigned Trustee of Ultimus Managers Trust, an Ohio business trust, hereby constitutes and appoints Frank L. Newbauer, Bo J. Howell, Tina H. Bloom, Wade R. Bridge, Thomas W. Steed III, Andrew B. Sachs, and Caroline M. Richardson, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of January, 2016.

/s/ John C. Davis
John C. Davis

POWER OF ATTORNEY

The undersigned Trustee of Ultimus Managers Trust, an Ohio business trust, hereby constitutes and appoints Frank L. Newbauer, Bo J. Howell, Tina H. Bloom, Wade R. Bridge, Thomas W. Steed III, Andrew B. Sachs, and Caroline M. Richardson, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of January, 2016.

/s/ David M. Deptula
David M. Deptula